MERRILL LYNCH INVESTOR CHOICE ANNUITY® (IRA SERIES)

Issued by

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT D

Supplement Dated August 13, 2018

to the

Prospectus dated May 1, 2018

Effective on or about August 17, 2018, based on changes to the underlying fund portfolios, the name change will apply to the applicable subaccount:

PRIOR SUBACCOUNT NAME	NEW SUBACCOUNT NAME
TA Flexible Income – Class A Shares	TA Bond – Class A Shares

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Merrill Lynch Investor Choice Annuity® (IRA Series) dated May 1, 2018